EXHIBIT 99.1


                                     $300MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2003-3
                                    (Issuer)
                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)
                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)
                Mortgage Pass-Through Certificates, Series 2003-3


                      Initial Certificate                                                                              Expected
                     Principal Balance or       Initial                                 Initial                     Initial Rating
                       Notional Amount       Pass-Through                              W.A. Month    W.A. Reset        of Offered
       Class                (1)(2)                Rate            Principal Types       to Reset       Margin       Certificates(3)
-----------------    --------------------    ------------     --------------------     ----------    -----------    ---------------
    Offered
 Certificates
Class 1-A-1            $    [58,000,000]     [4.4540] %(4)    Senior, Pass Through         35           2.179              AAA
Class 2-A-1            $   [194,000,000]     [4.8119] %(5)    Senior, Pass-Through         59           2.115              AAA
Class 3-A-1            $    [34,000,000]     [4.6393] %(6)    Senior, Pass-Through         83           2.497              AAA
Class A-R              $       100           [4.4540] %(7)    Senior, Residual             NA            N/A               AAA
Class B-1              $     [7,100,000]     [4.7189] %(8)    Subordinate                  57           2.118               AA
Class B-2              $     [2,900,000]     [4.7189] %(8)    Subordinate                  57           2.118               A
Class B-3              $     [2,100,000]     [4.7189] %(8)    Subordinate                  57           2.118              BBB

    Non-Offered
   Certificates
Class B-4              $      [1,100,00]     [4.7189] %(8)    Subordinate                  57           2.118               BB
Class B-5              $       [950,000]     [4.7189] %(8)    Subordinate                  57           2.118               B
Class B-6              $       [950,000]     [4.7189] %(8)    Subordinate                  57           2.118               NR



(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) A description of the ratings of the offered certificates is set forth under the heading "Ratings" in the prospectus supplement.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(8) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                                      SUMMARY


Relevant Parties

   Issuer.................... MASTR Adjustable Rate Mortgages Trust 2003-3. The
                              trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions, Inc., as depositor, and JPMorgan Chase Bank, as trustee.

   Depositor..................Mortgage Asset Securitization Transactions,
                              Inc., a Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the prospectus.

   Master Servicer........... Wells Fargo Bank Minnesota, N.A., a national banking association. The master servicer's principal office is located at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in the prospectus supplement.

   Transferor................ UBS Warburg Real Estate Securities Inc. The
                              transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

   Trustee................... JPMorgan Chase Bank, a New York banking corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York, New York 10004-2477. See "The Pooling and Servicing Agreement--The Trustee" in the prospectus supplement.

Relevant Dates

   Cut-Off Date.............. August 1, 2003.

   Closing Date.............. On or about August 28, 2003.

   Investor Settle Date...... On or about August 29, 2003.

   Distribution Date......... The 25th day of each month or, if that day is not a business day, the next business day, beginning in September 2003.

   Servicer Remittance Date.. For each servicer the 18th day (or, in the case of Washington Mutual Mortgage Securities Corp., the 24th day) of each month (or, if that day is not a business day, for Washington Mutual Mortgage Securities Corp., the immediately preceding business day, or for any other servicer, the immediately following business day).

   Interest Accrual Period... For each class of certificates, the calendar month immediately prior to the month in which the relevant distribution date occurs.

Optional Termination......... The master servicer may, at its option, repurchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement........... Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                              Subordination. The group 1, group 2 and group 3 certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date............ August 25, 2033

Collateral................... The Trust's main source of funds for making distributions on the certificates will be collections on three pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status................... Elections will be made to treat the assets of the trust as three separate real estate
                              mortgage investment conduits or REMICs
                              designated as the Upper-Tier REMIC, the
                              Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC.

ERISA Considerations......... If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

For purposes of preparing the tables below, the following assumptions have been made:

            (1) No delinquencies or losses occur and all scheduled principal payments are timely received on the due date of each month commencing in September 2003;

            (2) The scheduled payments have been calculated on the outstanding principal balance, prior to giving effect to prepayment, the mortgage interest rate, and the remaining amortization term to stated maturity;

            (3) The closing date for the offered certificates is August 28, 2003;

            (4) Each year will consist of twelve 30-day months;

            (5) Cash distributions are received by the holder of the offered certificates on the 25th day of each month, commencing in September 2003;

            (6) That (a) One-Year LIBOR remains constant at 1.34%, (b) Six-Month LIBOR remains constant at 1.18% and (c) One-Year CMT remains constant at 1.247%.


                              Class 1-A-1 Yield Sensitivity Tables*

                           15 CPR          20 CPR          25 CPR          35 CPR           50 CPR         60 CPR        70 CPR
------------------------------------------------------------------------------------------------------------------------------------
        101-26             3.5064          3.4247          3.3335          3.1187           2.6826         2.2777        1.6945
        101-27             3.4920          3.4092          3.3167          3.0987           2.6563         2.2456        1.6541
        101-28             3.4776          3.3936          3.2998          3.0788           2.6301         2.2135        1.6136
        101-29             3.4632          3.3780          3.2829          3.0588           2.6038         2.1815        1.5732
        101-30             3.4489          3.3625          3.2660          3.0388           2.5776         2.1495        1.5328
        101-31             3.4345          3.3470          3.2492          3.0189           2.5514         2.1175        1.4925
        102-00             3.4202          3.3314          3.2323          2.9989           2.5252         2.0855        1.4522
        102-01             3.4058          3.3159          3.2155          2.9790           2.4990         2.0535        1.4119
        102-02             3.3915          3.3004          3.1987          2.9591           2.4729         2.0216        1.3716
        102-03             3.3771          3.2849          3.1818          2.9392           2.4467         1.9897        1.3314
        102-04             3.3628          3.2694          3.1650          2.9193           2.4206         1.9578        1.2912
        102-05             3.3485          3.2539          3.1482          2.8994           2.3945         1.9259        1.2510
        102-06             3.3342          3.2384          3.1314          2.8795           2.3684         1.8941        1.2109
        102-07             3.3199          3.2229          3.1146          2.8597           2.3423         1.8622        1.1708
        102-08             3.3056          3.2074          3.0978          2.8398           2.3162         1.8304        1.1307
        102-09             3.2913          3.1920          3.0811          2.8200           2.2902         1.7987        1.0906
        102-10             3.2770          3.1765          3.0643          2.8001           2.2642         1.7669        1.0506

Spread @ Center Price       127             129             130              125             100             69            10
         WAL                2.28            2.10            1.93            1.62             1.21           0.98          0.77
       Mod Durn            2.129           1.967           1.814            1.533           1.167          0.956          0.758
   Principal Window    Sep03 - Jul06   Sep03 - Jul06   Sep03 - Jul06    Sep03 - Jul06   Sep03 - Jul06  Sep03 - Jul06  Sep03 - Feb06


* Assumes the earlier of 5% clean-up call and the weighted average reset in month 35



                      Cass 2-A-1 Yield Sensitivity Tables*

                             15 CPR          20 CPR          25 CPR          35 CPR          50 CPR         60 CPR       70 CPR
------------------------------------------------------------------------------------------------------------------------------------
        101-15+              4.2395          4.1610          4.0722          3.8576          3.4022         2.9706       2.4410
        101-16+              4.2290          4.1491          4.0588          3.8406          3.3774         2.9386       2.4000
        101-17+              4.2185          4.1373          4.0454          3.8235          3.3527         2.9065       2.3590
        101-18+              4.2080          4.1254          4.0321          3.8065          3.3280         2.8745       2.3181
        101-19+              4.1975          4.1135          4.0187          3.7895          3.3033         2.8426       2.2772
        101-20+              4.1870          4.1017          4.0053          3.7726          3.2786         2.8106       2.2364
        101-21+              4.1765          4.0899          3.9920          3.7556          3.2539         2.7787       2.1955
        101-22+              4.1660          4.0780          3.9787          3.7386          3.2293         2.7467       2.1547
        101-23+              4.1555          4.0662          3.9653          3.7217          3.2046         2.7148       2.1139
        101-24+              4.1450          4.0544          3.9520          3.7047          3.1800         2.6830       2.0732
        101-25+              4.1345          4.0426          3.9387          3.6878          3.1554         2.6511       2.0325
        101-26+              4.1240          4.0307          3.9254          3.6709          3.1308         2.6193       1.9918
        101-27+              4.1135          4.0189          3.9121          3.6539          3.1063         2.5875       1.9511
        101-28+              4.1031          4.0071          3.8988          3.6370          3.0817         2.5557       1.9105
        101-29+              4.0926          3.9954          3.8855          3.6201          3.0572         2.5239       1.8699
        101-30+              4.0821          3.9836          3.8722          3.6032          3.0326         2.4922       1.8294
        101-31+              4.0717          3.9718          3.8589          3.5864          3.0081         2.4605       1.7888

 Spread @ Center Price        147              159             170             181            168            138           85
          WAL                 3.26            2.87            2.52            1.95            1.31           1.00         0.77
        Mod Durn             2.918            2.588           2.296           1.806          1.243          0.960         0.751
    Principal Window     Sep03 - Jul08    Sep03 - Jul08   Sep03 - Jul08   Sep03 - Jul08  Sep03 - Dec07  Sep03 - Nov06 Sep03 - Feb06


*Assumes the earlier of 5% clean-up call and the weighted average reset in month 59

                     Class 3-A-1 Yield Sensitivity Tables*

                             15 CPR         20 CPR         25 CPR          35 CPR          50 CPR         60 CPR       70 CPR
------------------------------------------------------------------------------------------------------------------------------------

         100-13              4.4713         4.4372         4.3981          4.3032          4.0981         3.9248       3.7119
         100-14              4.4621         4.4265         4.3857          4.2867          4.0727         3.8919       3.6698
         100-15              4.4529         4.4158         4.3734          4.2702          4.0473         3.8591       3.6277
         100-16              4.4438         4.4052         4.3610          4.2537          4.0219         3.8262       3.5856
         100-17              4.4346         4.3945         4.3486          4.2371          3.9966         3.7934       3.5436
         100-18              4.4254         4.3839         4.3363          4.2206          3.9712         3.7606       3.5017
         100-19              4.4163         4.3732         4.3239          4.2042          3.9459         3.7278       3.4597
         100-20              4.4071         4.3626         4.3116          4.1877          3.9206         3.6950       3.4178
         100-21              4.3980         4.3519         4.2992          4.1712          3.8953         3.6623       3.3759
         100-22              4.3888         4.3413         4.2869          4.1547          3.8700         3.6295       3.3341
         100-23              4.3797         4.3307         4.2746          4.1383          3.8447         3.5969       3.2922
         100-24              4.3706         4.3201         4.2623          4.1219          3.8195         3.5642       3.2504
         100-25              4.3615         4.3095         4.2500          4.1054          3.7943         3.5315       3.2087
         100-26              4.3523         4.2989         4.2377          4.0890          3.7691         3.4989       3.1670
         100-27              4.3432         4.2883         4.2254          4.0726          3.7439         3.4663       3.1253
         100-28              4.3341         4.2777         4.2131          4.0562          3.7187         3.4337       3.0836
         100-29              4.3250         4.2671         4.2008          4.0398          3.6935         3.4012       3.0420

 Spread @ Center Price        141             164            185            219             237            232           211
          WAL                 3.88           3.30           2.82            2.06            1.30           0.99         0.77
        Mod Durn             3.384           2.910          2.509          1.879           1.224          0.945         0.739
    Principal Window     Sep03 - Jul10   Sep03 - Jul10  Sep03 - Jul10  Sep03 - May10   Sep03 - Dec07  Sep03 - Nov06 Sep03 - Feb06


* Assumes the earlier of 5% clean-up call and the weighted average reset in month 83